Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Multiple Sponsored Retirement Options

Supplement Dated February 29, 2024 to the Contract Prospectus,

Initial Summary Prospectuses, and Updating Summary Prospectus,

each dated May 1, 2023, as amended

This supplement to the variable annuity contract prospectus (“contract prospectus”), initial summary prospectus and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

NOTICE OF AND IMPORTANT INFORMATION ABOUT
UPCOMING FUND MERGERS AND REORGANIZATIONS

FUND REORGANIZATIONS

On January 10, 2024, the Board of Directors of Voya Balanced Portfolio, Inc. and the Board of Directors of Voya Partners, Inc. approved a proposal to reorganize the Disappearing Portfolios with and into the following “Surviving Portfolios” (the “Reorganizations”). The Board of (each, a “Reorganization” and collectively, the “Reorganizations”):

Disappearing Portfolios	Surviving Portfolios
Voya Balanced Portfolio (Class I)	Voya Balanced Income Portfolio (Class I) (a series of Voya Partners, Inc.)
Voya Solution Moderately Conservative Portfolio (Class S shares)	Voya Solution Conservative Portfolio (Class I shares) (a series of Voya Partners, Inc.)

The Reorganization does not require shareholder approval. It is expected that the Reorganizations will take place on or about July 12, 2024.

From the close of business on June 28, 2024, through the close of business on July 12, 2024, the Disappearing Portfolio will be in a “transition period” during which time a transition manager will align the Disappearing Portfolio’s holdings with those of the Surviving Portfolio. During this time, the Disappearing Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganizations, the Disappearing Portfolio’s shareholders will hold corresponding shares of the Surviving Portfolio.

X.01107-23A	February 2024

FUND MERGERS

Effective on or about December 31, 2024, the Delaware Ivy Science and Technology Fund will merge into the Macquarie Science and Technology Fund. All references in your contract prospectus and summary prospectuses, as applicable, referencing “Delaware Ivy Science and Technology Fund” are to be deleted and replaced with “Macquarie Science and Technology Fund.”

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Effective on or about December 31, 2024, the Delaware Small Cap Value Fund will merge into the Macquarie Small Cap Value Fund. All references in your contract prospectus and summary prospectuses, as applicable, referencing “Delaware Small Cap Value Fund” are to be deleted and replaced with “Macquarie Small Cap Value Fund.”

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectuses, and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.01107-23A	February 2024